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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 19, 2002

NORTHWEST AIRLINES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23642
(Commission File Number)

41-1905580
(IRS Employer Identification No.)

2700 Lone Oak Parkway, Eagan, Minnesota 55121
(Address of Principal Executive Offices) (Zip Code)

(612) 726-2111
(Registrant's Telephone Number, Including Area Code)

Item 5: Other Events.

        Northwest Airlines Corporation is filing herein as Exhibit (99.1) to this Form 8-K the following financial statements and information: (i) selected financial data for each of the five years in the period ended December 31, 2001; (ii) management's discussion and analysis of financial condition and results of operations for the three year period ended December 31, 2001; (iii) quantitative and qualitative disclosures about market risk; (iv) Report of Ernst & Young LLP, Independent Auditors; (v) consolidated balance sheets as of December 31, 2001 and 2000, and the related consolidated statements of operations, common stockholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 2001; (vi) notes to consolidated financial statements as of December 31, 2001; (vii) computation of ratio of earnings to fixed charges for each of the five years in the period ended December 31, 2001; (viii) computation of ratio of earnings to fixed charges and preferred stock requirements for each of the five years in the period ended December 31, 2001; and (ix) Schedule II—valuation of qualifying accounts and reserves for each of the three years in the period ended December 31, 2001.

(c)	Exhibits
23.1	Consent of Ernst & Young LLP
23.2	Consent of Ernst & Young LLP
99.1	Selected consolidated financial and operating data for each of the five years in the period ended December 31, 2001.
Management's discussion and analysis of financial condition and results of operations for the three year period ended December 31, 2001.
Quantitative and qualitative disclosures about market risk.
Report of Ernst & Young LLP, Independent Auditors.

Consolidated balance sheets as of December 31, 2001 and 2000, and the related consolidated statements of operations, common stockholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 2001.
Notes to consolidated financial statements as of December 31, 2001.
Computation of ratio of earnings to fixed charges for each of the five years in the period ended December 31, 2001.
Computation of ratio of earnings to fixed charges and preferred stock requirements for each of the five years in the period ended December 31, 2001.
Schedule II—valuation of qualifying accounts and reserves for each of the three years in the period ended December 31, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWEST AIRLINES CORPORATION
By:	/s/ JAMES G. MATHEWS
Name: James G. Mathews Title: Vice President, Accounting & Tax and Chief Accounting Officer (principal accounting officer)

March 19, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Ernst & Young LLP
23.2	Consent of Ernst & Young LLP
99.1	Selected consolidated financial and operating data for each of the five years in the period ended December 31, 2001.
Management's discussion and analysis of financial condition and results of operations for the three year period ended December 31, 2001.
Quantitative and qualitative disclosures about market risk.
Report of Ernst & Young LLP, Independent Auditors.

Consolidated balance sheets as of December 31, 2001 and 2000, and the related consolidated statements of operations, common stockholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 2001.
Notes to consolidated financial statements as of December 31, 2001.
Computation of ratio of earnings to fixed charges for each of the five years in the period ended December 31, 2001.
Computation of ratio of earnings to fixed charges and preferred stock requirements for each of the five years in the period ended December 31, 2001.
Schedule II—valuation of qualifying accounts and reserves for each of the three years in the period ended December 31, 2001.

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  Item 5: Other Events.
SIGNATURE
EXHIBIT INDEX